FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2004

IPVoice Communications, Inc.

(Exact name of registrant as specified in its charter)

Nevada 000-27917 65-0729900

(State or other (Commission File (IRS Employer

jurisdiction of) Number) Identification No.)

14860 Montfort Drive

Suite 210

Dallas, Texas 75240

(Address of principal executive offices)

972 386 3372

(Issuer's telephone number)

(Former name or former address, if changed since last report)

1

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

Not applicable

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

IPVoice Communications, Inc. entered into a Stock Purchase Agreement with Medical Office Software, Inc. and MedEway.Com, Inc. under which IPvoice acquired 51% of Medical Office Software, Inc. as described in the Stock Purchase Agreement in Exhibit 20.1.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

NOT APLLICABLE

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable

ITEM 5. OTHER EVENTS

Not applicable

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

Not applicable

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

*20.1 Stock Purchase Agreement

2

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

/s/ Philip Verges

----------------------------

Philip Verges, CEO

IPVoice Communications, Inc.

(Registrant)

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EXHIBIT 20.1

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement dated as of __________ __, 2004 (this "Agreement"), is by and among Medical Office Software, Inc., a Florida corporation (the "Corporation"), MedEWay.com, Inc., a Texas corporation and holder of ninety percent (90%) of the issued and outstanding capital stock of the Corporation ("Seller"), and IPVoice Communications, Inc., a Nevada corporation ("Purchaser").

RECITALS :

WHEREAS, Purchaser currently holds fifty (50) of the issued and outstanding shares of common stock, $1.00 par value per share (the "Common Stock"), of the Corporation, which shares represent ten percent (10%) of the issued and outstanding shares of Common Stock.

WHEREAS, Purchaser desires to acquire additional shares of Common Stock so that after such acquisition, Purchaser will hold an aggregate of fifty-one percent (51%) of the issued and outstanding shares of Common Stock.

WHEREAS, the Corporation desires to sell ______ (__) newly issued shares of Common Stock to Purchaser (the "New Shares"), and Seller desires to sell an additional ____________(___) shares of Common Stock to Purchaser (the "Seller's Shares" and together with the New Shares, the "Shares"), and Purchaser desires to purchase the Shares.

NOW, THEREFORE, in consideration of the mutual representations, warranties and covenants herein contained, and on the terms and subject to the conditions herein set forth, the parties hereto hereby agree as follows:

ARTICLE 1
Definitions

Section 1.1       Definitions.  As used in this Agreement, the following terms shall have the meanings set forth below:"Closing" shall mean the closing of the transactions contemplated by this Agreement, which shall occur at 10:00 a.m., local time, on the Closing Date in the offices of Jackson Walker L.L.P., 2435 N. Central Expressway, Suite 600, Richardson, Texas 75080, or at such other time and place as shall be mutually agreed in writing by the parties hereto."Closing Date" shall mean the date of this Agreement, or such other date as may be mutually agreed in writing by the parties hereto."Code" shall mean the Internal Revenue Code of 1986."Common Stock" is defined in the Recitals."Material Adverse Effect" shall mean, with respect to a Person, a material adverse effect on (a) the business, property, condition (financial or otherwise), or results of operations of the Person taken as a whole, (b) the ability of the Person to perform its obligations under this Agreement, or (c) the validity or enforceability of this Agreement or the rights or remedies of hereunder."New Shares" is defined in the Recitals."Ordinary course of business" shall mean the usual and customary way in which the Corporation has conducted its business in the past."Person" means any natural person, corporation, firm, joint venture, partnership, limited liability company, association, enterprise, trust or other entity or organization, or any government or political subdivision or any agency, department or instrumentality thereof."Series D Stock" shall mean the Series D Convertible Preferred Stock, $.001 par value per share."Seller's Shares" is defined in the Recitals."Shares" is defined in the Recitals."Subsidiary" of a Person means (a) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (b) any partnership, limited liability company, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. ARTICLE 2
Purchase and Sale

Section 2.1       Purchase and Sale of the Shares.  Subject to and upon the terms and conditions contained herein, at the Closing, (a) the Corporation shall sell, transfer, assign, convey and deliver to Purchaser, free and clear of all adverse claims, security interests, liens, claims and encumbrances, and Purchaser shall purchase, accept and acquire from the Corporation, the New Shares, and (b) Seller shall sell, transfer, assign, convey and deliver to Purchaser, free and clear of all adverse claims, security interests, liens, claims and encumbrances, except for those contemplated herein, and Purchaser shall purchase, accept and acquire from Seller, the Seller's Shares.

Section 2.2       Purchase Price. (a)            The purchase price for the New Shares shall be $250,000, which amount shall be due and payable, in cash, at the Closing  (the "New Share Consideration").(b)           The purchase price for the Seller's Shares shall be $550,000, which amount shall be payable by the issuance of [550] shares of Series D Convertible Preferred Stock, having the rights and preferences substantially as set forth in the attached Certificate of Designation, Preferences an Rights of Series D Convertible Preferred Shares attached hereto as Exhibit B (the "Preferred Shares").ARTICLE 3
Representations and Warranties
of the Corporation and SellerThe Corporation and Seller jointly and severally represent and warrant that the following are true and correct as of the date hereof and will be true and correct through the Closing Date as if made on that date:

Section 3.1       The Shares.  Seller owns, beneficially and of record, good and marketable title to the Seller's Shares, free and clear of all security interests, liens, adverse claims, encumbrances, equities, proxies, options or agreements.  At the Closing, Seller will convey to Purchaser good and marketable title to all of the issued and outstanding capital stock of the Corporation, free and clear of any security interests, liens, adverse claims, encumbrances, equities, proxies, options,  agreements or restrictions, except those contemplated herein.  The New Shares, when issued pursuant to the terms of this Agreement, shall be validly issued, fully paid and nonassessable shares of Common Stock.

Section 3.2       Organization and Good Standing; Qualification.  The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, with all requisite corporate power and authority to carry on the business in which it is engaged, to own the properties it owns, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and is duly qualified and licensed to do business and is in good standing in all jurisdictions where the nature of its business makes such qualification necessary, which jurisdictions are listed in Schedule 3.2,   except, in each case, where the failure to have such power and authority or to be so qualified or licensed would not, when taken together with all other such failures, reasonably be expected to have a Material Adverse Effect with respect to the Corporation.  The Corporation does not have any assets, employees or offices in any state other than the states listed in Schedule 3.2.

Section 3.3       Capitalization.  The authorized capital stock of the Corporation consists of 7,000 shares of Common Stock, of which 500 shares of common stock are issued and outstanding and no shares of such capital stock are held in the treasury of the Corporation.  All of issued and outstanding shares of capital stock of the Corporation are duly authorized, validly issued, fully paid and nonassessable.  There exist no options, warrants, subscriptions or other rights to purchase, or securities convertible into or exchangeable for, the capital stock of the Corporation.  Except as set forth herein, neither Seller nor the Corporation are parties to or bound by, nor do they have any knowledge of, any agreement, instrument, arrangement, contract, obligation, commitment or understanding of any character, whether written or oral, express or implied, relating to the sale, assignment, encumbrance, conveyance, transfer or delivery of any capital stock of the Corporation.  No shares of capital stock of the Corporation have been issued or disposed of in violation of the preemptive rights of any of the Corporation's shareholders.  All accrued dividends on the capital stock of the Corporation, whether or not declared, have been paid in full.

Section 3.4       Corporate Records.  The Articles of Incorporation and the Bylaws of the Corporation attached hereto as Schedule 3.4 are true, correct and complete copies thereof, as in effect on the date hereof.  The minute books of the Corporation, copies of which have been delivered to Purchaser, contain accurate minutes of all meetings of, and accurate consents to all actions taken without meetings by, the Board of Directors (and any committees thereof) and the shareholders of the Corporation since the formation of the Corporation.

Section 3.5       Authorization and Validity.  The execution, delivery and performance by the Corporation of this Agreement and the other agreements contemplated hereby, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by the Corporation and Seller.  This Agreement and each other agreement contemplated hereby have been duly executed and delivered by the Corporation and Seller and constitute legal, valid and binding obligations of the Corporation and Seller, enforceable against the Corporation and Seller in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

Section 3.6       Subsidiaries.  The Corporation does not own, directly or indirectly, any of the capital stock of any other corporation or any equity, profit sharing, participation or other interest in any corporation, partnership, joint venture or other entity.

Section 3.7       No Violation.  Neither the execution, delivery or performance of this Agreement or the other agreements contemplated hereby nor the consummation of the transactions contemplated hereby or thereby will (a) conflict with, or result in a violation or breach of the terms, conditions or provisions of, or constitute a default under, the Articles of Incorporation or Bylaws of Seller or the Corporation or any agreement, indenture or other instrument under which Seller or the Corporation is bound or to which the Shares or any of the assets of the Corporation are subject, or result in the creation or imposition of any security interest, lien, charge or encumbrance upon the Shares or any of the assets of the Corporation, or (b) violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Corporation, the Shares or the assets of the Corporation.

Section 3.8       Consents.  Except as set forth on Schedule 3.8, no consent, authorization, approval, permit or license of, or filing with, any governmental or public body or authority, any lender or lessor or any other person or entity is required to authorize, or is required in connection with, the execution, delivery and performance of this Agreement or the agreements contemplated hereby on the part of the Corporation or Seller.

Section 3.9       Financial Statements.  The Corporation has furnished to Purchaser the compiled balance sheet and related compiled statements of income, retained earnings and cash flows for the twelve-month periods ended December 31, 2001 and 2002, including the notes thereto, as well as unaudited balance sheets and related unaudited statements of income, retained earnings and cash flows for the nine-month period ended September 30, 2003 (collectively, the "Financial Statements"), copies of which are set forth on Schedule 3.9.  The Financial Statements are in accordance with the books and records of the Corporation, fairly present the financial condition and results of operations of the Corporation as of the dates and for the periods indicated and have been prepared in conformity with GAAP applied on a consistent basis with prior periods.

Section 3.10    Liabilities and Obligations.  The Financial Statements reflect all liabilities of the Corporation, accrued, contingent or otherwise arising out of transactions effected or events occurring on or prior to the date hereof.  All reserves shown in the Financial Statements are appropriate, reasonable and sufficient to provide for losses thereby contemplated.  Except as set forth in the Financial Statements, the Corporation is not liable upon or with respect to, or obligated in any other way to provide funds in respect of or to guarantee or assume in any manner, any debt, obligation or dividend of any person, corporation, association, partnership, joint venture, trust or other entity, and neither the Corporation nor Seller know of any basis for the assertion of any other claims or liabilities of any nature or in any amount.

Section 3.11    Employee Matters.(a)            Schedule 3.11(a) contains a complete and accurate list of the names, titles and cash compensation, including without limitation wages, salaries, bonuses (discretionary and formula) and other cash compensation of all employees of the Corporation.  In addition,  Schedule 3.11(a) contains a complete and accurate description of: (i) all increases in Cash Compensation of employees of the Corporation during the current and immediately preceding fiscal years of the Corporation; and (ii) any promised increases in Cash Compensation of employees of the Corporation that have not yet been effected.(b)           Schedule 3.11(b) contains a complete and accurate list of all compensation plans, arrangements or practices (the "Compensation Plans") sponsored by the Corporation or to which the Corporation contributes on behalf of its employees, other than Employee Benefit Plans listed in Schedule 3.12(a).  The Compensation Plans include without limitation plans, arrangements or practices that provide for severance pay, deferred compensation, incentive, bonus or performance awards, and stock ownership or stock options.  The Corporation has no employment agreements or employee handbooks or manuals.(c)            The Corporation: (i)  has been and is in compliance with all laws, rules, regulations and ordinances respecting employment and employment practices, terms and conditions of employment and wages and hours; and (ii)  is not liable for any arrears of wages or penalties for failure to comply with any of the foregoing.  The Corporation has not engaged in any unfair labor practice or discriminated on the basis of race, color, religion, sex, national origin, age or handicap in its employment conditions or practices.  There are no: (i)  unfair labor practice charges or complaints or racial, color, religious, sex, national origin, age or handicap discrimination charges or complaints pending or threatened against the Corporation  before any federal, state or local court, board, department, commission or agency nor does any basis therefor exist; or (ii) existing or threatened labor strikes, disputes, grievances, controversies or other labor troubles affecting the Corporation, nor does any basis therefor exist.(d)           The Corporation has never been a party to any agreement with any union, labor organization or collective bargaining unit.  No employees of the Corporation are represented by any union, labor organization or collective bargaining unit.  To the best knowledge of Seller or the Corporation, the employees of the Corporation have no intention to and have not threatened to organize or join a union, labor organization or collective bargaining unit.  All employees of the Corporation are citizens of, or are authorized to be employed in, the United States.

Section 3.12    Employee Benefit Plans.(a)            Schedule 3.12(a) contains a complete and accurate list of all employee benefit plans (the "Employee Benefit Plans") (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) sponsored by the Corporation or to which the Corporation contributes on behalf of its employees and all Employee Benefit Plans previously sponsored or contributed to on behalf of its employees within the three years preceding the date hereof.  The Corporation has provided Purchaser with copies of all plan documents, determination letters, pending determination letter applications, trust instruments, insurance contracts, administrative services contracts, annual reports, actuarial valuations, summary plan descriptions, summaries of material modifications, administrative forms and other documents that constitute a part of or are incident to the administration of the Employee Benefit Plans.  Each Employee Benefit Plan has been administered and maintained in compliance with all laws, rules and regulations. No Employee Benefit Plan is currently the subject of an audit, investigation, enforcement action or other similar proceeding conducted by any state or federal agency.(b)           No prohibited transactions (within the meaning of Section 4975 of the Code) have occurred with respect to any Employee Benefit Plan.  No threatened or pending claims, suits or other proceedings exist with respect to any Employee Benefit Plan other than normal benefit claims filed by participants or beneficiaries.  The Corporation has not received a favorable determination letter or ruling from the Internal Revenue Service for each Employee Benefit Plan intended to be qualified within the meaning of Section 401(a) of the Code and/or tax-exempt within the meaning of Section 501(a) of the Code.(c)            No accumulated funding deficiency (within the meaning of Section 412 of the Code), whether waived or unwaived, exists with respect to any Employee Benefit Plan.  The Corporation does not have any liability to pay excise taxes with respect to any Employee Benefit Plan under applicable provisions of the Code or ERISA.   No facts or circumstances exist that would result in the imposition of liability against Purchaser by the Pension Benefit Guaranty Corporation as a result of any act or omission by the Corporation or any member of a Controlled Group.  No reportable event (within the meaning of Section 4043 of ERISA) for which the notice requirement has not been waived has occurred with respect to any Employee Benefit Plan subject to the requirements of Title IV of ERISA.  The Corporation has no obligation or commitment to provide medical, dental or life insurance benefits to or on behalf of any of its employees who may retire or any of its former employees who have retired from employment with the Corporation.

Section 3.13    Absence of Certain Changes.  Since September 30, 2003, the Corporation has not: (a) suffered any material adverse change, whether or not caused by any deliberate act or omission of the Corporation or any Seller, in its condition (financial or otherwise), operations, assets, liabilities, business or prospects; (b) contracted for the purchase of any capital assets having a cost in excess of $50,000 or paid any capital expenditures in excess of $50,000; (c) incurred any indebtedness for borrowed money or issued or sold any debt securities; (d) incurred or discharged any liabilities or obligations except in the ordinary course of business; (e) paid any amount on any indebtedness prior to the due date, or forgiven or cancelled any debts or claims; (f) mortgaged, pledged or subjected to any security interest, lien, lease or other charge or encumbrance any of its properties or assets; (g) suffered any damage or destruction to or loss of any assets (whether or not covered by insurance) that has materially and adversely affected, or could materially and adversely affect, its business; (h) acquired or disposed of any assets except in the ordinary course of business; (i) written up or written down the carrying value of any of its assets; (j) changed the costing system or depreciation methods of accounting for its assets; (k) lost or terminated any employee, customer or supplier, the loss or termination of which has materially and adversely affected, or could materially and adversely affect, its business or assets; (l) increased the compensation of any director or officer; (m)  increased the compensation of any employee except in the ordinary course of business; or (n) entered into any other commitment or transaction or experienced any other event that is material to this Agreement or to any of the other agreements and documents executed or to be executed pursuant to this Agreement or to the transactions contemplated hereby or thereby, or that has materially and adversely affected, or could materially and adversely affect, the condition (financial or otherwise), operations, assets, liabilities, business or prospects of the Corporation.

Section 3.14    Title; Leased Assets.(a)            The Corporation does not own any real property.  Except as set forth in Schedule 3.14(a), the Corporation has good, valid and marketable title to all tangible and intangible personal property owned by it (collectively, the Personal Property").  The Personal Property and the leased personal property referred to in Section 3.14(b) constitute the only personal property used in the conduct of the business of the Corporation.(b)           A list of all leases of real and personal property to which the Corporation  is a party, either as lessor or lessee, are set forth in Schedule 3.14(b).  All such leases are valid and enforceable in accordance with their respective terms except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

Section 3.15    Commitments.(a)            Schedule 3.15(a) contains a list of all contracts, agreements and understandings, oral or written, to which the Corporation is a party (the "Commitments").  There are no existing defaults, events of default or events, occurrences, acts or omissions that, with the giving of notice or lapse of time or both, would constitute defaults by the Corporation , and no penalties have been incurred nor are amendments pending.  The Commitments are in full force and effect and are valid and enforceable obligations of the parties thereto in accordance with their respective terms, and no defenses, off-sets or counterclaims have been asserted or, to the best knowledge of the Corporation and Seller, may be made by any party thereto, nor has the Corporation  waived any rights thereunder.  The Corporation has not received notice of any default with respect to any Commitment.(b)           Except as contemplated hereby, neither the Corporation nor Seller has received notice of any plan or intention of any other party to any Commitment to exercise any right to cancel or terminate any Commitment or agreement, and neither the Corporation nor Seller knows of any fact that would justify the exercise of such a right.  Neither the Corporation nor Seller currently contemplates, or has reason to believe any other person or entity currently contemplates, any amendment or change to any Commitment.  None of the customers or suppliers of the Corporation  has refused, or communicated that it will or may refuse, to purchase or supply goods or services, as the case may be, or has communicated that it will or may substantially reduce the amounts of goods or services that it is willing to purchase from, or sell to, the Corporation .

Section 3.16    Adverse Agreements.  The Corporation is not a party to any agreement or instrument or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree, rule or regulation that materially and adversely affects, or so far as the Corporation or Seller can now foresee, may in the future materially and adversely affect, the condition (financial or otherwise), operations, assets, liabilities, business or prospects of the Corporation .

Section 3.17    Insurance.  The Corporation carries property, liability, workers' compensation and such other types of insurance as is customary in the industry of the insured.  A list and brief description of all insurance policies of the Corporation are set forth in Schedule 3.17.  Such insurance shall be outstanding and duly in force without interruption up to and including the Closing Date.

Section 3.18    Patents, Trade-marks, Service Marks and Copyrights.(a)            The Corporation owns all patents, trade-marks, service marks and copyrights, if any, necessary to conduct its business, or possesses adequate licenses or other rights, if any, therefor, without conflict with the rights of others.  Set forth in Schedule 3.18 is a true and correct description of the following (the "Proprietary Rights"):  (i) all trade-marks, trade-names, service marks and other trade designations, including registrations and applications therefor, and all patents, copyrights and applications currently owned, in whole or in part, by the Corporation  with respect to the business of the Corporation, and all licenses, royalties, assignments and other similar agreements relating to the foregoing to which the Corporation  is a party (including expiration date if applicable); and (ii) all agreements relating to technology, know-how or processes that the Corporation  is licensed or authorized to use by others, or which it licenses or authorizes others to use.(b)           The Corporation has the sole and exclusive right to use the Proprietary Rights without infringing or violating the rights of any third parties.  Use of the Proprietary Rights does not require the consent of any other person and the Proprietary Rights are freely transferable.  No claim has been asserted by any person to the ownership of or right to use any Proprietary Right or challenging or questioning the validity or effectiveness of any license or agreement constituting a part of any Proprietary Right, and neither the Corporation nor Seller knows of any valid basis for any such claim.  Each of the Proprietary Rights is valid and subsisting, has not been canceled, abandoned or otherwise terminated and, if applicable, has been duly issued or filed.(c)            The Corporation and Seller have no knowledge of any claim that, or inquiry as to whether, any product, activity or operation of the Corporation  infringes upon or involves, or has resulted in the infringement of, any proprietary right of any other person, corporation or other entity; and no proceedings have been instituted, are pending or are threatened that challenge the rights of the Corporation  with respect thereto.

Section 3.19    Trade Secrets and Customer Lists.  The Corporation has the right to use, free and clear of any claims or rights of others, all trade secrets, customer lists and proprietary information required for the marketing of all merchandise and services formerly or presently sold or marketed by the Corporation.  The Corporation is not using or in any way making use of any confidential information or trade secrets of any third party, including without limitation any past or present employee of the Corporation .

Section 3.20    Taxes.  The Corporation has duly and timely filed with the appropriate governmental agencies all income, excise, corporate, franchise, property, sales, use, payroll, withholding and other tax returns (including information returns) and reports required to be filed by the united States or any state or any political subdivision thereof or any foreign jurisdiction.  All such tax returns or reports are complete and accurate and properly reflect the taxes of the Corporation for the periods covered thereby.  The Corporation has paid or accrued all taxes, penalties and interest which have become due with respect to any returns that it has filed and any assessments of which it is aware.  The Corporation is not delinquent in the payment of any tax, assessment or governmental charge.  No tax deficiency or delinquency has been asserted against the Corporation.  There is no unpaid assessment, proposal for additional taxes, deficiency or delinquency in the payment of any of the taxes of the Corporation that could be asserted by any taxing authority.  [Except for the sales tax audit described on Schedule 3.20 attached hereto, there is no taxing authority audit of the Corporation pending, or to the knowledge of Seller or the Corporation threatened.  The Corporation has not violated any federal, state, local or foreign tax law.]  The Corporation has not granted an extension to any taxing authority of the limitation period during which any tax liability may be assessed or collected.  All monies required to be withheld by the Corporation and paid to governmental agencies for all income, social security, unemployment insurance. Sales excise, use and other taxes have been: (a) collected or withheld and either paid to the respective governmental agencies or set aside in accounts for such purpose; or (b) properly reflected in the Financial Statements.

Section 3.21    Compliance with Laws.  The Corporation has complied with all laws, regulations and licensing requirements and has filed with the proper authorities all necessary statements and reports.  There are no existing violations by the Corporation or Seller of any federal, state or local law or regulation that could affect the property or business of the Corporation.  The Corporation possesses all necessary licenses, franchises, permits and governmental authorizations to conduct its business as now conducted.

Section 3.22    Finder's Fee.  Neither the Corporation nor Seller has incurred any obligation for any finder's, broker's or agent's fee in connection with the transactions contemplated hereby.

Section 3.23    Litigation.  There are no legal actions or administrative proceedings or investigations instituted, or to the best knowledge of the Corporation or Seller threatened, against or affecting, or that could affect, the Corporation, any of the Shares, or the business of the Corporation.  Neither the Corporation nor Seller are: (i) subject to any continuing court or administrative order, writ, injunction or decree applicable specifically to the Corporation  or to its business, assets, operations or employees; or (ii) in default with respect to any such order, writ, injunction or decree.  Neither the Corporation nor Seller know of any basis for any such action, proceeding or investigation.

Section 3.24    Accuracy of Information Furnished.  All information furnished to Purchaser by the Corporation or Seller hereby or in connection with the transactions contemplated hereby is true, correct and complete in all material respects.  Such information states all facts required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, true, correct and complete in all material respects.

Section 3.25    Condition of Fixed Assets.  All of the plants, structures and equipment (the "Fixed Assets") owned by the Corporation are in good condition and repair for their intended use in the ordinary course of business and conform in all material respects with all applicable ordinances, regulations and other laws and there are no known latent defects therein.

Section 3.26    Inventory.  All of the inventory owned by the Corporation in good, current, standard and merchantable condition and is not obsolete or defective.  Purchase commitments for merchandise are not in excess of normal requirements and, taken as a whole, are not at prices in excess of reasonable market prices.  The Corporation has presently, and at the Closing Date will have, the types and quantities of inventories appropriate, taken as a whole, to conduct its business consistently with past practices.

Section 3.27    Books of Account.  The books of account of the Corporation have been kept accurately in the ordinary course of business, the transactions entered therein represent bona fide transactions and the revenues, expenses, assets and liabilities of the Corporation have been properly recorded in such books.

Section 3.28    Corporate Name.  There are no actions, suits or proceedings pending, or to the best knowledge of the Corporation or Seller threatened, against or affecting the Corporation  that could result in any impairment of the right of the Corporation to use the name "Medical Office Software, Inc.".  The use of the name "Medical Office Software, Inc." does not infringe the rights of any third party nor is it confusingly similar with the corporate name of any third party.  After the Closing Date, no person or business entity other than the Corporation will be authorized, directly or indirectly, to use the name "Medical Office Software, Inc." or any name confusingly similar thereto.

Section 3.29    Accounts Receivable.  All accounts receivable of the Corporation have arisen from bona fide transactions in the ordinary course of business and are valid and enforceable claims subject to no right of set-off or counterclaim.

Section 3.30    Product Warranties.  There is no claim against or liability of the Corporation  on account of product warranties or with respect to the manufacture, sale or rental of defective products and there is no basis for any such claim on account of defective products heretofore manufactured, sold or rented that is not fully covered by insurance.

Section 3.31    Banking Relations.  Set forth in Schedule 3.31 is a complete and accurate list of all arrangements that the Corporation has with any bank or other financial institution, indicating with respect to each relationship the type of arrangement maintained (such as checking account, borrowing arrangements, safe deposit box, etc.) and the person or persons authorized in respect thereof.

Section 3.32    Customers.  As of the date hereof, the Corporation currently has a minimum of: (a) 600 active customers that have software support contracts with the Corporation for the Corporation's software products, services and the Corporation's MOS/DOS and Administrator Software Products; (b) 75 active customers that have a hardware support contract with the Corporation; and (c) 1,189 physical locations of customers licensing the software products.

Section 3.33    Ownership Interests of Interested Persons.  No officer, supervisory employee, director or shareholder of the Corporation or their respective spouses or children, owns directly or indirectly, on an individual or joint basis, any material interest in, or serves as an officer or director of, any customer or supplier of the Corporation, or any organization that has a material contract or arrangement with the Corporation .

Section 3.34    Environmental Matters.  The Corporation is not currently in violation of, or subject to any existing, pending or threatened investigation or inquiry by any governmental authority or to any remedial obligations under, any laws or regulations pertaining to health or the environment (hereinafter sometimes collectively called "Environmental Laws"), and this representation and warranty would continue to be true and correct following disclosure to the applicable governmental authorities of all relevant facts, conditions and circumstances, if any, pertaining to the assets and operations of the Corporation.  To the best knowledge of the Corporation and Seller, the assets of the Corporation have never been used in a manner that would be in violation of any of the Environmental Laws.  The Corporation has not obtained and is not required to obtain, and the Corporation has no knowledge of any reason Purchaser will be required to obtain, any permits, licenses or similar authorizations to construct, occupy, operate or use any buildings, improvements, fixtures and equipment owned or leased by the Corporation  by reason of any Environmental Laws.ARTICLE 4
Representations and Warranties of PurchaserPurchaser represents and warrants that the following are true and correct as of the date hereof and will be true and correct through the Closing Date as if made on that date:

Section 4.1       Organization and Good Standing; Qualification.  Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, with all requisite corporate power and authority to carry on the business in which it is engaged, to own the properties it owns, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and is duly qualified and licensed to do business and is in good standing in all jurisdictions where the nature of its business makes such qualification necessary, which jurisdictions are listed in Schedule 4.1, except, in each case, where the failure to have such power and authority or to be so qualified or licensed would not, when taken together with all other such failures, reasonably be expected to have a Material Adverse Effect with respect to Purchaser.  Purchaser does not have any assets, employees or offices in any state other than the states listed in Schedule 4.1.

Section 4.2       Capitalization.  The authorized capital stock of Purchaser consists of 100,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, of which _____________ shares of common stock are issued and outstanding, 200 shares of Series A Stock are issued and outstanding, and _____ shares of Series C Preferred Stock are outstanding, and no shares of such capital stock are held in the treasury of Purchaser.  All of issued and outstanding shares of capital stock of Purchaser are duly authorized, validly issued, fully paid and nonassessable.  To obtain working capital, Purchaser has issued Promissory Notes that are convertible into common stock of Purchaser. Except as listed in Schedule 4.2 (which sets forth the consideration to acquire Infotel Technologies and IPGlobal Voice, Inc.), the Promissory Notes, outstanding shares of the Series A and C Stock and the Preferred Shares to be issued as contemplated hereunder, there exist no options, warrants, subscriptions or other rights to purchase, or securities convertible into or exchangeable for, the capital stock of Purchaser, nor is.  Purchaser a party to or bound by, nor does it have any knowledge of, any agreement, instrument, arrangement, contract, obligation, commitment or understanding of any character, whether written or oral, express or implied, relating to the sale, assignment, encumbrance, conveyance, transfer or delivery of any capital stock of Purchaser.  No shares of capital stock of Purchaser have been issued or disposed of in violation of the preemptive rights of any of Purchaser's shareholders.  All accrued dividends on the capital stock of Purchaser, whether or not declared, have been paid in full.

Section 4.3       Authorization and Validity.  The execution, delivery and performance by Purchaser of this Agreement and the other agreements contemplated hereby, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by Purchaser.  This Agreement and each other agreement contemplated hereby have been duly executed and delivered by Purchaser and constitutes legal, valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

Section 4.4       Subsidiaries.  Except as listed in Schedule 4.4, Purchaser does not own, directly or indirectly, any of the capital stock of any other corporation or any equity, profit sharing, participation or other interest in any corporation, partnership, joint venture or other entity.

Section 4.5       No Violation.  Neither the execution, delivery or performance of this Agreement or the other agreements contemplated hereby nor the consummation of the transactions contemplated hereby or thereby will (a) conflict with, or result in a violation or breach of the terms, conditions or provisions of, or constitute a default under, the Articles of Incorporation or Bylaws of Purchaser or any agreement, indenture or other instrument under which Purchaser is bound or to which any of the assets of Purchaser are subject, or result in the creation or imposition of any security interest, lien, charge or encumbrance upon any of the assets of Purchaser, or (b) violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over Purchaser or the assets of Purchaser.

Section 4.6       Consents.  Except as set forth on Schedule 4.6, no consent, authorization, approval, permit or license of, or filing with, any governmental or public body or authority, any lender or lessor or any other person or entity is required to authorize, or is required in connection with, the execution, delivery and performance of this Agreement or the agreements contemplated hereby on the part of Purchaser.

Section 4.7       Financial Statements.  (a)            Purchaser has filed all forms, reports, statements, schedules, registration statements and other documents required to be filed with the SEC since June 19, 2002 (the "Purchaser SEC Documents"), each of which complied in all material respects with the applicable requirements of the Securities Act, and the rules and regulations promulgated thereunder, or the Exchange Act and the rules and regulations promulgated thereunder, each as in effect on the date so filed.  No Subsidiary of Purchaser is required to file any form, report, statement, schedule, registration statement or other document with the SEC.  No Purchaser SEC Document, when filed (or, if amended or superseded by a filing prior to the Closing Date, on the date of such filing) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.(b)           Each of the audited and unaudited consolidated financial statements of Purchaser (including any related notes thereto) included in the Purchaser SEC Documents have been prepared in accordance with GAAP, applied on a consistent basis during the relevant periods (except as may be disclosed in the notes thereto), and present fairly the consolidated financial position and consolidated results of operations and changes in cash flows of Purchaser and its Subsidiaries as of the respective dates or for the respective periods reflected therein, except, in the case of the unaudited interim financial statements, for normal and recurring year-end adjustments that are not material.(c)            Except as set forth in Schedule 4.7(c) regarding the Promissory Notes, the Warrants to IPGlobal Voice, Inc. and the Infotel Acquisition, and on the balance sheet of Purchaser as of September 30, 2003 included in the Purchaser SEC Documents (the "Purchaser Latest Balance Sheet"), or in the notes thereto, Purchaser does not have any material liabilities, debts, claims or obligations of any nature (whether accrued, absolute, direct or indirect, contingent or otherwise, whether due or to become due), and there is no existing condition or set of circumstances which would reasonably be expected, individually or in the aggregate, to result in such a liability.

Section 4.8       Employee Matters.(a)            Purchaser: (i)  has been and is in compliance with all laws, rules, regulations and ordinances respecting employment and employment practices, terms and conditions of employment and wages and hours; and (ii)  is not liable for any arrears of wages or penalties for failure to comply with any of the foregoing.  Purchaser has not engaged in any unfair labor practice or discriminated on the basis of race, color, religion, sex, national origin, age or handicap in its employment conditions or practices.  There are no: (i)  unfair labor practice charges or complaints or racial, color, religious, sex, national origin, age or handicap discrimination charges or complaints pending or threatened against Purchaser  before any federal, state or local court, board, department, commission or agency nor does any basis therefor exist; or (ii) existing or threatened labor strikes, disputes, grievances, controversies or other labor troubles affecting Purchaser, nor does any basis therefor exist.(b)           Purchaser has never been a party to any agreement with any union, labor organization or collective bargaining unit.  No employees of Purchaser are represented by any union, labor organization or collective bargaining unit.  To the best knowledge of Purchaser, the employees of Purchaser have no intention to and have not threatened to organize or join a union, labor organization or collective bargaining unit.  All employees of Purchaser are citizens of, or are authorized to be employed in, the United States.

Section 4.9       Employee Benefit Plans.(a)            Each Employee Benefit Plan sponsored or contributed to by Purchaser on behalf of its employees ("Purchaser Benefit Plan") has been administered and maintained in compliance with all laws, rules and regulations. No Purchaser Benefit Plan is currently the subject of an audit, investigation, enforcement action or other similar proceeding conducted by any state or federal agency.(b)           No prohibited transactions (within the meaning of Section 4975 of the Code) have occurred with respect to any Purchaser Benefit Plan.  No threatened or pending claims, suits or other proceedings exist with respect to any Purchaser Benefit Plan other than normal benefit claims filed by participants or beneficiaries.  Purchaser has not received a favorable determination letter or ruling from the Internal Revenue Service for each Purchaser Benefit Plan intended to be qualified within the meaning of Section 401(a) of the Code and/or tax-exempt within the meaning of Section 501(a) of the Code.(c)            No accumulated funding deficiency (within the meaning of Section 412 of the Code), whether waived or unwaived, exists with respect to any Purchaser Benefit Plan.  Purchaser does not have any liability to pay excise taxes with respect to any Purchaser Benefit Plan under applicable provisions of the Code or ERISA.   No facts or circumstances exist that would result in the imposition of liability against Purchaser by the Pension Benefit Guaranty Corporation as a result of any act or omission by Purchaser or any member of a Controlled Group.  No reportable event (within the meaning of Section 4043 of ERISA) for which the notice requirement has not been waived has occurred with respect to any Purchaser Benefit Plan subject to the requirements of Title IV of ERISA.  Purchaser has no obligation or commitment to provide medical, dental or life insurance benefits to or on behalf of any of its employees who may retire or any of its former employees who have retired from employment with Purchaser.

Section 4.10    Absence of Certain Changes.  Except as set forth in Schedule 4.10, since September 30, 2003, Purchaser has not: (a) suffered any material adverse change, whether or not caused by any deliberate act or omission of Purchaser or any Seller, in its condition (financial or otherwise), operations, assets, liabilities, business or prospects; (b) contracted for the purchase of any capital assets having a cost in excess of $50,000 or paid any capital expenditures in excess of $50,000; (c) incurred any indebtedness for borrowed money or issued or sold any debt securities; (d) incurred or discharged any liabilities or obligations except in the ordinary course of business; (e) paid any amount on any indebtedness prior to the due date, or forgiven or cancelled any debts or claims; (f) mortgaged, pledged or subjected to any security interest, lien, lease or other charge or encumbrance any of its properties or assets; (g) suffered any damage or destruction to or loss of any assets (whether or not covered by insurance) that has materially and adversely affected, or could materially and adversely affect, its business; (h) acquired or disposed of any assets except in the ordinary course of business; (i) written up or written down the carrying value of any of its assets; (j) changed the costing system or depreciation methods of accounting for its assets; (k) lost or terminated any employee, customer or supplier, the loss or termination of which has materially and adversely affected, or could materially and adversely affect, its business or assets; (l) increased the compensation of any director or officer; (m)  increased the compensation of any employee except in the ordinary course of business; or (n) entered into any other commitment or transaction or experienced any other event that is material to this Agreement or to any of the other agreements and documents executed or to be executed pursuant to this Agreement or to the transactions contemplated hereby or thereby, or that has materially and adversely affected, or could materially and adversely affect, the condition (financial or otherwise), operations, assets, liabilities, business or prospects of Purchaser.

Section 4.11    Title; Leased Assets.

(a)            Except as set forth in Schedule 4.11(a), Purchaser has good, valid and marketable title to all real property and all tangible and intangible personal property owned by it (collectively, the Personal Property").  All agreements under which Purchaser leases property are valid and enforceable in accordance with their respective terms except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

Section 4.12    Adverse Agreements.  Purchaser is not a party to any agreement or instrument or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree, rule or regulation that materially and adversely affects, or so far as Purchaser can now foresee, may in the future materially and adversely affect, the condition (financial or otherwise), operations, assets, liabilities, business or prospects of Purchaser.

Section 4.13    Patents, Trade-marks, Service Marks and Copyrights.

(a)            Purchaser owns all patents, trade-marks, service marks and copyrights, if any, necessary to conduct its business, or possesses adequate licenses or other rights, if any, therefore (collectively, the "Purchaser Proprietary Rights"), without conflict with the rights of others.

(b)           Purchaser has the sole and exclusive right to use the Purchaser Proprietary Rights without infringing or violating the rights of any third parties.  Use of the Purchaser Proprietary Rights does not require the consent of any other person and the Purchaser Proprietary Rights are freely transferable.  No claim has been asserted by any person to the ownership of or right to use any Purchaser Proprietary Right or challenging or questioning the validity or effectiveness of any license or agreement constituting a part of any Purchaser Proprietary Right, and Purchaser does not know of any valid basis for any such claim.  Each of the Purchaser Proprietary Rights is valid and subsisting, has not been canceled, abandoned or otherwise terminated and, if applicable, has been duly issued or filed.

(c)            Purchaser has no knowledge of any claim that, or inquiry as to whether, any product, activity or operation of Purchaser  infringes upon or involves, or has resulted in the infringement of, any proprietary right of any other person, corporation or other entity; and no proceedings have been instituted, are pending or are threatened that challenge the rights of Purchaser with respect thereto.

Section 4.14    Taxes.  Purchaser has duly and timely filed with the appropriate governmental agencies all income, excise, corporate, franchise, property, sales, use, payroll, withholding and other tax returns (including information returns) and reports required to be filed by the united States or any state or any political subdivision thereof or any foreign jurisdiction.  All such tax returns or reports are complete and accurate and properly reflect the taxes of Purchaser for the periods covered thereby.  Purchaser has paid or accrued all taxes, penalties and interest which have become due with respect to any returns that it has filed and any assessments of which it is aware.  Purchaser is not delinquent in the payment of any tax, assessment or governmental charge.  No tax deficiency or delinquency has been asserted against Purchaser.  There is no unpaid assessment, proposal for additional taxes, deficiency or delinquency in the payment of any of the taxes of Purchaser that could be asserted by any taxing authority.  Purchaser has not violated any federal, state, local or foreign tax law.  Purchaser has not granted an extension to any taxing authority of the limitation period during which any tax liability may be assessed or collected.  All monies required to be withheld by Purchaser and paid to governmental agencies for all income, social security, unemployment insurance. Sales excise, use and other taxes have been: (a) collected or withheld and either paid to the respective governmental agencies or set aside in accounts for such purpose; or (b) properly reflected in the financial statements contained in the Purchaser SEC Documents.

Section 4.15    Compliance with Laws.  Purchaser has materially complied with all laws, regulations and licensing requirements and has filed with the proper authorities all necessary statements and reports.  There are no existing violations by Purchaser of any federal, state or local law or regulation that could materially adversely affect the property or business of Purchaser.  Purchaser possesses all necessary licenses, franchises, permits and governmental authorizations to conduct its business as now conducted.

Section 4.16    Finder's Fee.  Purchaser has not incurred any obligation for any finder's, broker's or agent's fee in connection with the transactions contemplated hereby.

Section 4.17    Litigation.  There are no legal actions or administrative proceedings or investigations instituted, or to the best knowledge of Purchaser threatened, against or affecting, or that could affect, Purchaser, any of the Preferred Shares, or the business of Purchaser.  Purchaser is not: (a) subject to any continuing court or administrative order, writ, injunction or decree applicable specifically to Purchaser  or to its business, assets, operations or employees; or (b) in default with respect to any such order, writ, injunction or decree.  Purchaser does not know of any basis for any such action, proceeding or investigation.

Section 4.18    Accuracy of Information Furnished.  All information furnished to Seller or the Corporation by hereby or in connection with the transactions contemplated hereby is true, correct and complete in all material respects.  Such information states all facts required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, true, correct and complete in all material respects.

Section 4.19    Product Warranties.  There is no claim against or liability of Purchaser  on account of product warranties or with respect to the manufacture, sale or rental of defective products and there is no basis for any such claim on account of defective products heretofore manufactured, sold or rented that is not fully covered by insurance.

Section 4.20    Environmental Matters.  Purchaser is not currently in violation of, or subject to any existing, pending or threatened investigation or inquiry by any governmental authority or to any remedial obligations under, any laws or regulations pertaining to health or the environment (hereinafter sometimes collectively called "Environmental Laws"), and this representation and warranty would continue to be true and correct following disclosure to the applicable governmental authorities of all relevant facts, conditions and circumstances, if any, pertaining to the assets and operations of Purchaser.  To the best knowledge of Purchaser and Seller, the assets of Purchaser have never been used in a manner that would be in violation of any of the Environmental Laws.  Purchaser has not obtained and is not required to obtain, and Purchaser has no knowledge of any reason Purchaser will be required to obtain, any permits, licenses or similar authorizations to construct, occupy, operate or use any buildings, improvements, fixtures and equipment owned or leased by Purchaser  by reason of any Environmental Laws.

ARTICLE 5
Closing Deliveries

Section 5.1       Deliveries of the of Purchaser.  At the Closing, Purchaser shall deliver the following to the Corporation or the appropriate party:

(a)            the New Share Consideration in immediately available funds;

(b)           Certificates representing the Preferred Shares;

(c)            A certificate, dated within 15 days of the Closing Date, of the Secretary of State of Nevada establishing that Purchaser is in existence, has paid all franchise taxes and otherwise is in good standing;

(d)           A copy of the resolutions of the Board of Director of Purchaser authorizing the execution, delivery and performance of this Agreement, the Note, the Security Agreement and all related documents and agreements, certified by Purchaser's Secretary as being true and correct copies of the originals thereof subject to no modifications or amendments; and

(e)            All authorizations, consents, approvals, permits and licenses referenced in Schedule 4.6.

Section 5.2       Deliveries of the Corporation and Seller.  At the Closing, the Corporation and Seller shall deliver to Purchaser the following, all of which shall be in form and content satisfactory to Purchaser and its counsel:

(a)            Certificates representing the Seller's Shares, duly endorsed and in proper form for transfer to Purchaser by delivery under applicable law, or accompanied by duly executed instruments of transfer in blank;

(b)           Certificates representing the New Shares;

(c)            A copy of resolutions of the Board of Directors of each of the Seller and the Corporation authorizing the execution, delivery and performance of this Agreement and all related documents and agreements, as certified by the respective Secretaries of the Seller and the Corporation as being true and correct copies of the originals thereof subject to no modifications or amendments;

(d)           A certificate, dated within 15 days of the Closing Date, of the Secretary of State of Florida establishing that the Corporation is in existence, has paid all franchise taxes and otherwise is in good standing to transact business in Florida; and

(e)            All authorizations, consents, approvals, permits and licenses referenced in Schedule 3.8.

ARTICLE 6
LIMITATION ON TRANSFER OF HOLDINGS COMMON STOCK

Section 6.1       Restriction on Transfer.  The sale of the Seller's Shares and issuance of the New Shares and the Preferred Shares pursuant to this Agreement will not be registered under the Securities Act on the Closing Date and may not be transferred, sold or otherwise disposed of by Seller or Purchaser, as the case may be, except pursuant to an effective registration statement under the Securities Act or in accordance with an exemption from the registration requirements of the Securities Act.

Section 6.2       Restrictive Legend.  Each certificate representing the Shares, the New Shares and the Preferred Shares shall bear the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF BY THE HOLDER EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE ACT, AS AMENDED, AND IN COMPLIANCE WITH APPLICABLE SECURITIES LAWS OF ANY STATE WITH RESPECT THERETO OR IN ACCORDANCE WITH AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND ALSO MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF BY THE HOLDER WITHOUT COMPLIANCE WITH THE APPLICABLE SECURITIES AND EXCHANGE COMMISSION RULES AND REGULATIONS.

Section 6.3       Removal of Restrictive Legend.  Purchaser agrees to remove such legend (or any relevant portion thereof) from any certificates evidencing the Preferred Shares, by prompt delivery of substitute certificates upon the request of the holder if at such time such legend (or portion thereof) is no longer required for purposes of, or applicable pursuant to, the prior provisions of this Article VI.

ARTICLE 7
Other Agreements

Section 7.1       Board of Directors.  Each of Seller and Purchaser (each, a "Stockholder" and collectively, the Stockholders") hereby agrees that such Stockholder will, at all times after the date of this Agreement, vote all shares of Common Stock now or hereafter owned by such Stockholder at any meeting of stockholders of the Corporation and in whatever other manner is necessary (consent or otherwise) to ensure that the Board of Directors of the Corporation (the "Board") will at all times consist of at least one but not more than three directors, with the number of authorized directors being as set forth herein or as fixed by the directors from time to time.  After the date hereof, subject to the first sentence above, the Stockholders agree to vote their Common Stock in whatever manner so that the number of directors will at all times consist of at least three persons: (i) one of whom shall be designated by Seller; (ii) one of whom shall be designated by Purchaser; and (iii) one of whom shall be the President of the Corporation; provided, however, that if an Event of Default occurs (as defined in the Promissory Note), then the director designated by Purchaser shall be deemed to have resigned effective as of the date of such Event of Default, and the right of Purchaser to designate a person for election to the Board of Directors shall immediately terminate and the President of the Corporation shall be deemed to have resigned as a member of the Board effective as of the date of such Event of Default, and the right of the President to be a member of the Board shall immediately terminate; provided further, however, that if no Event of Default has occurred, then on and after December 31, 2004, this Section 7.1 shall terminate and be of no further force or effect, and the stockholders of the Corporation shall have the right to elect directors.  The Corporation will reimburse each director for all reasonable out-of-pocket expenses incurred by such director in connection with attending any Board meeting or other Board function.

Immediately following the Closing, the Board will consist of Scott A. Haire (designee of Seller), _________________ (designee of Purchaser), and Tim Reed (the Corporation's President).  If Seller or Purchaser fails to designate a director, the number of directors shall be decreased to such lower number until such time as such Stockholder (as the case may be) determines to designate such director.

If any Stockholder desires to remove a director designated by such Stockholder, then such Stockholder shall notify the Corporation and all Stockholders of such desire, and all Stockholders and the Corporation agree to cause a special meeting of the stockholders to be held as promptly as practicable thereafter.  Each Stockholder agrees that it will vote all shares of Common Stock now or hereafter owned by such Stockholder at such special meeting of the stockholders of the Corporation for the removal of the director designated by such requesting Stockholder for such removal and for the appointment of any replacement director nominated by such Stockholder.  In lieu of a meeting, at the request of such removing Stockholder, all Stockholders shall execute and deliver a consent of stockholders in order to effect such actions.

            In the event that any director ("Withdrawing Director") selected in the manner set forth above is unable to serve or, once having commenced to serve, is removed or withdraws from the Board, such Withdrawing Director's replacement (the "Substitute Director") on the Board will be selected by the Stockholder who designated such Withdrawing Director.  Each of the Stockholders agrees to vote all Common Stock now or hereafter owned by them for the election to the Board of such Substitute Director.

ARTICLE 8
Remedies

Section 8.1       Indemnification by Seller.  Subject to the terms and conditions of this Article, Seller agrees to indemnify, defend and hold Purchaser and its directors, officers, agents, attorneys and affiliates harmless from and against all losses, claims, obligations, demands, assessments, penalties, liabilities, costs, damages, attorneys' fees and expenses (collectively, "Damages"), asserted against or incurred by such indemnitees by reason of or resulting from a breach of any representation, warranty or covenant of the Corporation or Seller contained herein, in any exhibit, schedule, certificate or financial statement delivered hereunder, or in any agreement executed in connection with the transactions contemplated hereby.

Section 8.2       Indemnification by Purchaser.  Subject to the terms and conditions of this Article, Purchaser hereby agrees to indemnify, defend and hold the Corporation and Seller and its or their respective directors, officers, agents, attorneys and affiliates harmless from and against all Damages asserted against or incurred by any of such indemnitees by reason of or resulting from a breach of any representation, warranty or covenant of Purchaser contained herein or in any exhibit, schedule or certificate delivered hereunder, or in any agreement executed in connection with the transactions contemplated hereby.

Section 8.3       Conditions of Indemnification.  The respective obligations and liabilities of the Corporation and Seller and Purchaser (the "indemnifying party") to the other (the "party to be indemnified") under Sections 7.1 and 7.2 with respect to claims resulting from the assertion of liability by third parties shall be subject to the following terms and conditions:

(a)            Within 20 days (or such earlier time as might be required to avoid prejudicing the indemnifying party's position) after receipt of notice of commencement of any action evidenced by service of process or other legal pleading, the party to be indemnified shall give the indemnifying party written notice thereof together with a copy of such claim, process or other legal pleading, and the indemnifying party shall have the right to undertake the defense thereof by representatives of its own choosing and at its own expense; provided that the party to be indemnified may participate in the defense with counsel of its own choice, the fees and expenses of which counsel shall be paid by the party to be indemnified unless (i) the indemnifying party has agreed to pay such fees and expenses, (ii) the indemnifying party has failed to assume the defense of such action or (iii) the named parties to any such action (including any impleaded parties) include both the indemnifying party and the party to be indemnified and the party to be indemnified has been advised by counsel that there may be one or more legal defenses available to it that are different from or additional to those available to the indemnifying party (in which case, if the party to be indemnified informs the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of the party to be indemnified, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the party to be indemnified, which firm shall be designated in writing by the party to be indemnified).

(b)           In the event that the indemnifying party, by the 30th day after receipt of notice of any such claim (or, if earlier, by the 10th day preceding the day on which an answer or other pleading must be served in order to prevent judgment by default in favor of the person asserting such claim), does not elect to defend against such claim, the party to be indemnified will (upon further notice to the indemnifying party) have the right to undertake the defense, compromise or settlement of such claim on behalf of and for the account and risk of the indemnifying party and at the indemnifying party's expense, subject to the right of the indemnifying party to assume the defense of such claims at any time prior to settlement, compromise or final determination thereof.

(c)            Notwithstanding the foregoing, the indemnifying party shall not settle any claim without the consent of the party to be indemnified unless such settlement involves only the payment of money and the claimant provides to the party to be indemnified a release from all liability in respect of such claim.  If the settlement of the claim involves more than the payment of money, the indemnifying party shall not settle the claim without the prior consent of the party to be indemnified.

(d)           The party to be indemnified and the indemnifying party will each cooperate with all reasonable requests of the other.

Section 8.4       Waiver.  No waiver by any party of any default or breach by another party of any representation, warranty, covenant or condition contained in this Agreement, any exhibit or any document, instrument or certificate contemplated hereby shall be deemed to be a waiver of any subsequent default or breach by such party of the same or any other representation, warranty, covenant or condition.  No act, delay, omission or course of dealing on the part of any party in exercising any right, power or remedy under this Agreement or at law or in equity shall operate as a waiver thereof or otherwise prejudice any of such party's rights, powers and remedies.  All remedies, whether at law or in equity, shall be cumulative and the election of any one or more shall not constitute a waiver of the right to pursue other available remedies.

Section 8.5       Remedies Not Exclusive.  The remedies provided in this Article shall not be exclusive of any other rights or remedies available to one party against the other, either at law or in equity.

Section 8.6       Costs, Expenses and Legal Fees.  Whether or not the transactions contemplated hereby are consummated, each party hereto shall bear its own costs and expenses (including attorneys' fees and expenses), except that each party hereto that is shown to have breached this Agreement or any other agreement contemplated hereby agrees to pay the costs and expenses (including reasonable attorneys' fees and expenses) incurred by any other party in successfully: (a) enforcing any of the terms of this Agreement against such breaching party; or (b) proving that another party breached any of the terms of this Agreement.

ARTICLE 9
Miscellaneous

Section 9.1       Amendment.  This Agreement may be amended, modified or supplemented only by an instrument in writing executed by all the parties hereto.

Section 9.2       Assignment.  Neither this Agreement nor any right created hereby or in any agreement entered into in connection with the transactions contemplated hereby shall be assignable by any party hereto without the express written consent of all the other parties.

Section 9.3       Parties In Interest; No Third Party Beneficiaries.  Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective heirs, legal representatives, successors and assigns of the parties hereto.  Neither this Agreement nor any other agreement contemplated hereby shall be deemed to confer upon any person not a party hereto or thereto any rights or remedies hereunder or thereunder.

Section 9.4       Entire Agreement.  This Agreement and the agreements contemplated hereby constitute the entire agreement of the parties regarding the subject matter hereof, and supersede all prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

Section 9.5       Severability.  If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.  Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement a provision as similar in its terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

Section 9.6       Survival of Representations, Warranties and Covenants.  The representations, warranties and covenants contained herein shall survive the Closing and all statements contained in any certificate, exhibit or other instrument delivered by or on behalf of the Corporation, Seller or Purchaser pursuant to this Agreement shall be deemed to have been representations and warranties by the Corporation and Seller or Purchaser, as the case may be, and, notwithstanding any provision in this Agreement to the contrary, shall survive the Closing for a period of two years, except for representations and warranties with respect to any tax or tax-related matters or any ERISA matters, which shall survive the Closing until the running of any applicable statutes of limitation.

Section 9.7       Governing Law.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS (BUT NOT THE RULES GOVERNING CONFLICTS OF LAWS) OF THE STATE OF TEXAS.

Section 9.8       Captions.  The captions in this Agreement are for convenience of reference only and shall not limit or otherwise affect any of the terms or provisions hereof.

Section 9.9       Confidentiality; Publicity and Disclosures.  Each party shall keep this Agreement and its terms confidential, and shall make no press release or public disclosure, either written or oral, regarding the transactions contemplated by this Agreement without the prior knowledge and consent of the other parties hereto; provided that the foregoing shall not prohibit any disclosure: (a) by press release, filing or otherwise that is required by federal securities laws; (b) to attorneys, accountants, investment bankers or other agents of the parties assisting the parties in connection with the transactions contemplated by this Agreement; and (c) by Purchaser in connection with obtaining financing for the transactions contemplated by this Agreement and conducting an examination of the operations and assets of the Corporation.

Section 9.10    Notice.  Any notice or communication hereunder or in any agreement entered into in connection with the transactions contemplated hereby must be in writing and given by depositing the same in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, or by delivering the same in person or by facsimile transmission.  Such notice shall be deemed received on the date on which it is hand-delivered or received by facsimile transmission or on the third business day following the date on which it is so mailed.  For purposes of notice, the addresses of the parties shall be:

If to the Corporation or Seller:

MedEWay.com, Inc.
2225 East Randol Mill Road, Suite 305
Arlington, Texas  76011

Attn:  President

with a copy to:	Richard F. Dahlson Jackson Walker L.L.P. 2434 N. Central Expressway, Suite 600 Dallas, Texas 75080

If to Purchaser:	IPVoice Communications, Inc. 14860 Montfort Drive, Suite 210 Dallas, Texas 75240

with a copy to:	David M. Matteson Gardner Carton & Douglas LLP 191 N. Wacker Drive Suite 3700 Chicago, Illinois 60606

Any party may change its address for notice by written notice given to the other parties in accordance with this Section.

Section 9.11    Counterparts.  This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

EXECUTED as of the date first above written.

MEDEWAY.COM, INC. By:_______________________________________ Name: _____________________________________ Title:______________________________________

MEDICAL OFFICE SOFTWARE, INC.

By:_______________________________________
Name: _____________________________________
Title:______________________________________ __________________________________________

IPVOICE COMMUNICATIONS, INC. By:_______________________________________ Name: _____________________________________ Title:______________________________________ __________________________________________

EXHIBIT A

EXHIBIT B